[GRAPHIC: MFS LOGO]                                     ANNUAL REPORT
INVESTMENT MANGEMENT                                    DECEMBER 31, 2001

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

MFS(R) INVESTORS
TRUST SERIES
(FORMERLY KNOWN AS MFS(R) GROWTH WITH INCOME SERIES)

-------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE          NO BANK GUARANTEE
        NOT A DEPOSIT           NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) INVESTORS TRUST SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

              NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation

WILLIAM R. GUTOW (born 09/27/41) Trustee
Private investor and real estate consultant;
Capitol Entertainment Management Company (video franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
(manufacturer of highly engineered
Private investor; KeySpan Corporation (energy products for industrial and aerospace related services), Director; Eastern Enterprises applications), Director (until June (diversified services company), Chairman, Trustee 1999) and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               STEPHEN E. CAVAN (born 11/06/53)
Chairman and President                                   Secretary and Clerk
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services
and Chief Executive Officer                              Company, Senior Vice President, General
                                                         Counsel and Secretary
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ROBERT R. FLAHERTY (born 09/18/63) Assistant
Massachusetts Financial services Company, Senior         Treasurer
Vice President and Associate General Counsel             Massachusetts Financial Services
                                                         Company, Vice President (since August
MARK E. BRADLEY (born 11/23/59) Assistant                2000); UAM Fund Services, Senior Vice
Treasurer                                                President (prior to August 2000)
Massachusetts Financial Services Company, Vice
President (since March 1997)                             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
                                                         President (since September 1996)

                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the series. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from
500 Boylston Street                                      8 a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
John D. Laupheimer, Jr.*                                 business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Deloitte & Touche LLP                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch- tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2001, the series' Initial Class shares provided a total return of -15.95%, and Service Class shares returned -16.10%, including the reinvestment of any distributions. These returns compare to a -11.88% return during the same period for the series' benchmark, the Standard & Poor's 500 Stock (the S&P 500), a commonly used measure of the broad stock market.

With most of the broader market averages posting double-digit losses for the second straight year, it's been one of the most difficult periods for equity investors in over 30 years. Some of the factors influencing stocks prices over the past year were the terrorist attacks, the reduction in consumer and corporate spending, and the first recession in a decade. While all these factors are important to note, we think it's important to point out that the primary reason stocks are down so dramatically this year is because earnings and earnings prospects for many companies have gone down dramatically.

Despite this difficult environment, our primary objective remains to look for high-quality companies with superior growth characteristics whose stocks are selling at reasonable prices based on our in-house research. We remain committed to this approach, which is designed to try to outperform the broad U.S. equity market over time but with less volatility. While we are always looking for stocks that we believe are trading at attractive valuations, first and foremost, we would describe ourselves as growth investors. As a result, one of the biggest issues we faced early in the year was that it was a difficult time to be a "growth-at-the-right-price" manager, and many of the traditional growth stocks that we believed were trading at reasonable valuations performed poorly during the year. In particular, Safeway, which was one of the larger positions in the portfolio, lost a lot of value despite posting healthy earnings growth and possessing what we believed were strong business fundamentals.

The other area that hurt us early in the year was healthcare. As we looked at the economy, we felt there was a good chance that economic activity would be relatively weak throughout this year. Given this environment, and based on our fundamental research, health care offered some of the best growth-at-the-right-price opportunities in the market in our view. In particular, the pharmaceutical companies looked most attractive to us. However, two things happened. First, the market didn't agree with us, so many investors weren't focused on this industry. Second, the industry was hurt by a slowdown in approvals for new drugs by the Food and Drug Administration. This meant that new drug launches got pushed back and investors became concerned that new revenue streams for the entire industry would be deferred. We saw this as an opportunity, so we maintained our large weighting in health care, and we added to it throughout the year. Toward the end of the period, our health care holdings were some of the better contributors to performance and remained a core component of our investment strategy.

The second largest sector allocation has been our well-diversified mix of financial services companies with a focus on government-sponsored mortgage enterprises such as the Freddie Mac. Other significant holdings have included, insurance provider American International Group, diversified-financial services company Citigroup, and First Data Corporation, which provides payment services and transaction processing to the financial services industry. In our view, these companies are attractively valued with strong balance sheets and they offer a diversified way to take part in a future rebound of the capital markets.

Our outlook remains cautious heading into 2002. We have been somewhat concerned about the quick rebound after September 11 because the market typically recovers roughly six months before the end of a recession, and we think the market may be in for a longer period of weak earnings before we see a recovery. However, we believe the series is well positioned in this environment. We maintained our long-term and valuation-sensitive orientation, holding a heavier concentration of diversified, high-quality financial services companies and defensive health care stocks. At the same time, we had sizable exposure to cyclical areas of the market such as technology, retailing, and media and broadcasting because we think these areas could lead the market once an economic recovery takes hold.

    Respectfully,

/s/ John D. Laupheimer, Jr.

    John D. Laupheimer, Jr.
    Portfolio Manager

Note to Shareholders: Prior to May 1, 2001, the MFS(R) Investors Trust Series was known as MFS(R) Growth With Income Series.

Also, effective August 1, 2001, Mitchell D. Dynan is no longer a manager of the series.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

John D. Laupheimer, Jr., CFA, is Senior Vice President and Director of Equity Research of MFS Investment Management(R) (MFS(R)). He also manages the growth and income and core equity portfolios of our variable annuity, offshore, and institutional product lines.

As Director of Equity Research, he is responsible for the hiring, training, and industry assignments of our team of equity research analysts as well as the overall strategic direction of our MFS Original Research(R) process. John joined the MFS Research Department in 1981 as a research analyst. He was named portfolio manager in 1987, Senior Vice President in 1995, and Director of Equity Research in 1999.

John is a graduate of Boston University and the MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation and is a member of The Boston Security Analysts Society, Inc.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.





This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks reasonable current income and long-term growth of capital and income.

Commencement of investment operations: October 9, 1995

Class inception: Initial Class October 9, 1995
                 Service Class May 1, 2000

Size: $546.8 million as of December 31, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes may be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, October 9, 1995, through December 31, 2001. Index information is from October 1, 1995.)

                       VIT Investors Trust              Standard & Poor's
                     Series - Initial Class              500 Stock Index
"10/95"                    $10,000                            $10,000
"12/96"                     13,272                             13,034
"12/97"                     17,225                             17,381
"12/98"                     21,070                             22,349
"12/99"                     22,481                             27,050
"12/00"                     22,448                             24,589
"12/01"                     18,867                             21,669

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                                                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                               -15.95%           -10.46%           +42.15%           +88.67%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                           -15.95%           - 3.62%           + 7.29%           +10.73%
-----------------------------------------------------------------------------------------------------------------------------------
SERVICE CLASS
                                                                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                               -16.10%           -10.74%           +41.70%           +88.06%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                           -16.10%           - 3.72%           + 7.22%           +10.67%
-----------------------------------------------------------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                                                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                                    -11.88%           - 1.02%           +10.70%           +13.17%
-----------------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, October 9, 1995, through December 31, 2001.
    Index information is from October 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase unit price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of MFS Investors Trust Series, which was held on November 1, 2001, all items were passed. The final results are as follows:

ITEM 1.  To elect a Board of Trustees:

                                                        NUMBER OF SHARES
                                                   ---------------------------
                                                                      WITHHOLD
NOMINEE                                                       FOR    AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                  27,612,253.634  753,863.957
John W. Ballen                                     27,613,326.363  752,791.228
Lawrence H. Cohn                                   27,621,456.061  744,661.530
J. David Gibbons                                   27,576,189.292  789,928.299
William R. Gutow                                   27,610,147.440  755,970.151
J. Atwood Ives                                     27,616,565.205  749,552.386
Abby M. O'Neill                                    27,567,099.432  799,018.159
Lawrence T. Perera                                 27,608,156.675  757,960.916
William J. Poorvu                                  27,612,955.604  753,161.987
Arnold D. Scott                                    27,618,975.346  747,142.245
J. Dale Sherratt                                   27,626,053.882  740,063.709
Elaine R. Smith                                    27,614,650.165  751,467.426
Ward Smith                                         27,594,718.335  771,399.256

ITEM 2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                26,589,319.532
Against                                               632,156.070
Abstain                                             1,144,641.989

ITEM 3. To amend or remove certain fundamental investment policies.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                26,525,338.501
Against                                               495,626.335
Abstain                                             1,345,152.755

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                26,606,354.344
Against                                               592,229.662
Abstain                                             1,167,533.585

ITEM 5. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending December 31, 2001.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                27,030,714.018
Against                                               172,023.121
Abstain                                             1,163,380.452

PORTFOLIO OF INVESTMENTS - December 31, 2001

Stocks - 94.0%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 88.4%
  Aerospace - 0.6%
    Boeing Co.                                                           8,990           $    348,632
    General Dynamics Corp.                                              15,508              1,235,057
    Northrop Grumman Corp.                                              15,100              1,522,231
                                                                                         ------------
                                                                                         $  3,105,920
-----------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.2%
    Nike, Inc., "B"                                                     18,600           $  1,046,064
-----------------------------------------------------------------------------------------------------
  Automotive - 0.1%
    Ford Motor Co.                                                      41,000           $    644,520
-----------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.7%
    Bank of America Corp.                                              123,200           $  7,755,440
    Capital One Financial Corp.                                         53,600              2,891,720
    Comerica, Inc.                                                      50,700              2,905,110
    FleetBoston Financial Corp.                                         89,700              3,274,050
    Mellon Financial Corp.                                              43,500              1,636,470
    PNC Financial Services Group Co.                                    25,360              1,425,232
    SouthTrust Corp.                                                    28,800                710,496
    U.S. Bancorp                                                        30,300                634,179
    Wells Fargo Co.                                                    101,367              4,404,396
                                                                                         ------------
                                                                                         $ 25,637,093
-----------------------------------------------------------------------------------------------------
  Biotechnology - 2.5%
    Guidant Corp.*                                                      59,470           $  2,961,606
    Lilly Eli & Co.                                                    116,700              9,165,618
    Pharmacia Corp.                                                     40,500              1,727,325
                                                                                         ------------
                                                                                         $ 13,854,549
-----------------------------------------------------------------------------------------------------
  Business Machines - 2.8%
    International Business Machines Corp.                              114,770           $ 13,882,579
    Sun Microsystems, Inc.*                                            131,600              1,618,680
                                                                                         ------------
                                                                                         $ 15,501,259
-----------------------------------------------------------------------------------------------------
  Business Services - 2.3%
    Automatic Data Processing, Inc.                                     52,690           $  3,103,441
    Concord EFS, Inc.*                                                  25,700                842,446
    Fedex Corp.*                                                        34,900              1,810,612
    First Data Corp.                                                    83,580              6,556,851
                                                                                         ------------
                                                                                         $ 12,313,350
-----------------------------------------------------------------------------------------------------
  Cellular Phones - 1.1%
    Motorola, Inc.                                                     155,400           $  2,334,108
    QUALCOMM, Inc.*                                                     40,300              2,035,150
    Sprint Corp. (PCS Group)                                            65,804              1,606,276
                                                                                         ------------
                                                                                         $  5,975,534
-----------------------------------------------------------------------------------------------------
  Chemicals - 1.2%
    Air Products & Chemicals, Inc.                                      38,300           $  1,796,653
    Dow Chemical Co.                                                    19,600                662,088
    E.I. du Pont de Nemours & Co., Inc.                                 13,309                565,766
    Praxair, Inc.                                                       51,470              2,843,718
    Rohm & Haas Co.                                                     19,280                667,666
                                                                                         ------------
                                                                                         $  6,535,891
-----------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    Compaq Computer Corp.                                               62,150           $    606,584
    Dell Computer Corp.*                                                85,200              2,315,736
                                                                                         ------------
                                                                                         $  2,922,320
-----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.9%
    Microsoft Corp.*                                                   239,064           $  15,842,77
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.0%
    Adobe Systems, Inc.                                                 47,700           $  1,481,085
    BMC Software, Inc.*                                                 31,100                509,107
    EMC Corp.*                                                          28,430                382,099
    Oracle Corp.*                                                      348,974              4,819,331
    VeriSign, Inc.*                                                     15,000                570,600
    VERITAS Software Corp.*                                             65,810              2,950,263
                                                                                         ------------
                                                                                         $ 10,712,485
-----------------------------------------------------------------------------------------------------
  Conglomerates - 1.7%
    Tyco International Ltd.                                            161,544           $  9,514,942
-----------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 3.8%
    Avery Dennison Corp.                                                13,000           $    734,890
    Cendant Corp.*                                                      17,300                339,253
    Estee Lauder Cos., "A"                                              19,600                628,376
    Gillette Co.                                                       116,404              3,887,894
    Kimberly-Clark Corp.                                                25,900              1,548,820
    Philip Morris Cos., Inc.                                           175,760              8,058,596
    Procter & Gamble Co.                                                68,173              5,394,529
                                                                                         ------------
                                                                                         $ 20,592,358
-----------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.5%
    Danaher Corp.                                                       22,100           $  1,332,851
    General Electric Co.                                               312,973             12,543,958
                                                                                         ------------
                                                                                         $ 13,876,809
-----------------------------------------------------------------------------------------------------
  Electronics - 3.3%
    Agilent Technologies, Inc.*                                         11,600           $    330,716
    Analog Devices, Inc.*                                              115,950              5,147,020
    Flextronics International Ltd.*                                     22,400                537,376
    Intel Corp.                                                         70,570              2,219,427
    JDS Uniphase Corp.*                                                 31,500                274,995
    Lam Research Corp.*                                                 13,700                318,114
    Linear Technology Corp.                                             33,880              1,322,675
    LSI Logic Corp.*                                                    11,000                173,580
    Maxim Integrated Products, Inc.*                                    13,000                682,630
    Micron Technology, Inc.*                                            12,700                393,700
    Novellus Systems, Inc.*                                             46,500              1,834,425
    STMicroelectronics N.V. (Electronics)                               38,400              1,216,128
    Texas Instruments, Inc.                                            126,350              3,537,800
                                                                                         ------------
                                                                                         $ 17,988,586
-----------------------------------------------------------------------------------------------------
  Energy
    TXU Corp.                                                            5,760           $    143,280
-----------------------------------------------------------------------------------------------------
  Entertainment - 4.0%
    AOL Time Warner, Inc.*                                             193,410           $  6,208,461
    Clear Channel Communications, Inc.*                                 93,900              4,780,449
    Comcast Corp., "A"*                                                 11,980                431,280
    Liberty Media Corp.*                                                25,800                361,200
    Viacom, Inc., "B"*                                                 210,891              9,310,838
    Walt Disney Co.                                                     45,600                944,832
                                                                                         ------------
                                                                                         $ 22,037,060
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 8.2%
    American Express Co.                                                 1,600           $     57,104
    Citigroup, Inc.                                                    266,083             13,431,870
    Federal National Mortgage Assn.                                     53,930              4,287,435
    Freddie Mac                                                        205,238             13,422,565
    Goldman Sachs Group, Inc.                                           27,300              2,532,075
    Marsh & McLennan Cos., Inc.                                         10,220              1,098,139
    Merrill Lynch & Co., Inc.                                           75,140              3,916,297
    Morgan Stanley Dean Witter & Co.                                    61,430              3,436,394
    State Street Corp.                                                  50,984              2,663,914
                                                                                         ------------
                                                                                         $ 44,845,793
-----------------------------------------------------------------------------------------------------
  Food & Beverage Products - 2.3%
    Anheuser-Busch Cos., Inc.                                          103,200           $  4,665,672
    Coca-Cola Co.                                                       15,072                710,645
    Kellogg Co.                                                          7,100                213,710
    Kraft Foods Inc.                                                    17,200                585,316
    PepsiCo, Inc.                                                      115,681              5,632,508
    Sysco Corp.                                                         30,800                807,576
                                                                                         ------------
                                                                                         $ 12,615,427
-----------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.6%
    International Paper Co.                                             87,400           $  3,526,590
-----------------------------------------------------------------------------------------------------
  Insurance - 5.7%
    AFLAC, Inc.                                                         26,100           $    641,016
    Allstate Corp.                                                      20,000                674,000
    American International Group, Inc.                                 166,538             13,223,117
    Chubb Corp.                                                         12,700                876,300
    CIGNA Corp.                                                         23,548              2,181,722
    Hartford Financial Services Group, Inc.                             52,530              3,300,460
    Lincoln National Corp.                                              16,934                822,484
    MetLife, Inc.                                                       92,010              2,914,877
    The St. Paul Cos., Inc.                                            129,040              5,673,889
    UnumProvident Corp.                                                 33,200                880,132
                                                                                         ------------
                                                                                         $ 31,187,997
-----------------------------------------------------------------------------------------------------
  Machinery - 0.9%
    Caterpillar, Inc.                                                   20,000           $  1,045,000
    Deere & Co.                                                         62,840              2,743,594
    Ingersoll Rand Co.                                                  22,600                944,906
                                                                                         ------------
                                                                                         $  4,733,500
-----------------------------------------------------------------------------------------------------
  Medical & Health Products - 10.3%
    Abbott Laboratories, Inc.                                           72,910           $  4,064,733
    Allergan, Inc.                                                      29,580              2,219,979
    American Home Products Corp.                                       191,056             11,723,196
    Applera Corp. - Applied Biosystems Group                            61,660              2,421,388
    Bristol-Myers Squibb Co.                                           115,892              5,910,492
    Genentech, Inc.*                                                    13,600                737,800
    Johnson & Johnson Co.                                              105,146              6,214,129
    Merck & Co., Inc.                                                   38,070              2,238,516
    Pfizer, Inc.                                                       412,772             16,448,964
    Schering Plough Corp.                                               82,140              2,941,433
    UnitedHealth Group, Inc.*                                           19,790              1,400,538
                                                                                         ------------
                                                                                         $ 56,321,168
-----------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.4%
    Cardinal Health, Inc.                                               53,040           $  3,429,567
    HCA Inc.                                                            71,680              2,762,547
    IMS Health, Inc.                                                    44,000                858,440
    McKesson HBOC, Inc.                                                 13,500                504,900
                                                                                         ------------
                                                                                         $  7,555,454
-----------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.8%
    Alcoa, Inc.                                                        124,860           $  4,438,773
-----------------------------------------------------------------------------------------------------
  Oil Services - 1.1%
    Baker Hughes, Inc.                                                  62,090           $  2,264,422
    Global Santa Fe Corp.                                               47,600              1,357,552
    Schlumberger Ltd.                                                   40,300              2,214,485
                                                                                         ------------
                                                                                         $  5,836,459
-----------------------------------------------------------------------------------------------------
  Oils - 3.4%
    Anadarko Petroleum Corp.                                            32,700           $  1,858,995
    Apache Corp.                                                        17,050                850,454
    Chevron Corp.                                                       14,390              1,289,488
    Conoco, Inc.                                                        26,180                740,894
    Devon Energy Corp.                                                   5,100                197,115
    Exxon Mobil Corp.                                                  311,024             12,223,243
    Occidental Petroleum Corp.                                          19,630                520,784
    Unocal Corp.                                                        23,000                829,610
                                                                                         ------------
                                                                                         $ 18,510,583
-----------------------------------------------------------------------------------------------------
  Pollution Control - 0.2%
    Waste Management, Inc.                                              37,600           $  1,199,816
-----------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.9%
    Gannett Co., Inc.                                                   65,929           $  4,432,407
    Lexmark International, Inc.*                                        14,400                849,600
    McGraw-Hill Cos., Inc.                                              20,700              1,262,286
    New York Times Co.                                                  83,400              3,607,050
                                                                                         ------------
                                                                                         $ 10,151,343
-----------------------------------------------------------------------------------------------------
  Retail - 4.4%
    Costco Wholesale Corp.*                                             46,700           $  2,072,546
    Family Dollar Stores, Inc.                                          12,700                380,746
    Gap, Inc.                                                           49,800                694,212
    Home Depot, Inc.                                                    11,920                608,039
    Lowe's Cos., Inc.                                                   51,300              2,380,833
    Sears, Roebuck & Co.                                                67,700              3,225,228
    Target Corp.                                                        94,700              3,887,435
    Wal-Mart Stores, Inc.                                              170,964              9,838,978
    Walgreen Co.                                                        30,000              1,009,800
                                                                                         ------------
                                                                                         $ 24,097,817
-----------------------------------------------------------------------------------------------------
  Special Products & Services - 0.8%
    Minnesota Mining & Manufacturing Co.                                37,700           $  4,456,517
-----------------------------------------------------------------------------------------------------
  Supermarket - 1.5%
    Kroger Co.*                                                        168,064           $  3,507,496
    Safeway, Inc.*                                                     116,800              4,876,400
                                                                                         ------------
                                                                                         $  8,383,896
-----------------------------------------------------------------------------------------------------
  Telecommunications - 1.0%
    CIENA Corp.*                                                        16,500           $    236,115
    Cisco Systems, Inc.*                                               267,722              4,848,445
    EchoStar Communications Corp.*                                      12,000                329,640
                                                                                         ------------
                                                                                         $  5,414,200
-----------------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.6%
    Amdocs Ltd.*                                                        33,500           $  1,137,995
    AT&T Wireless Services, Inc.*                                      139,701              2,007,503
                                                                                         ------------
                                                                                         $  3,145,498
-----------------------------------------------------------------------------------------------------
  Trucking - 0.4%
    United Parcel Service, Inc.                                         36,100           $  1,967,450
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.3%
    Calpine Corp.*                                                      32,200           $    540,638
    Duke Energy Corp.                                                   27,100              1,063,946
    Exelon Corp.                                                        60,805              2,911,343
    First Energy Corp.                                                  17,100                598,158
    NiSource, Inc.                                                      76,750              1,769,855
                                                                                         ------------
                                                                                         $  6,883,940
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.2%
    Dominion Resources, Inc.                                            27,120           $  1,629,912
    Dynegy, Inc.                                                        20,740                528,870
    El Paso Corp.                                                       57,790              2,578,012
    Keyspan Corp.                                                       20,300                703,395
    Williams Cos., Inc.                                                 42,400              1,082,048
                                                                                         ------------
                                                                                         $  6,522,237
-----------------------------------------------------------------------------------------------------
  Utilities - Telephone - 4.2%
    Alltel Corp.                                                        14,770           $    911,752
    AT&T Corp.                                                         124,750              2,262,965
    BellSouth Corp.                                                    145,900              5,566,085
    SBC Communications, Inc.                                           137,519              5,386,619
    Sprint Corp.*                                                      100,590              2,019,847
    Verizon Communications                                             147,540              7,002,249
                                                                                         ------------
                                                                                         $ 23,149,517
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $483,188,766
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 5.6%
  Australia - 0.1%
    Burlington Northern Santa Fe Railway Co. (Railroad)                 14,000           $    399,420
-----------------------------------------------------------------------------------------------------
  Bermuda - 0.3%
    Xl Capital Ltd.                                                     20,800           $   1,900,28
-----------------------------------------------------------------------------------------------------
  Canada - 0.7%
    BCE, Inc. (Telecommunications)                                      28,800           $    656,640
    Canadian National Railway Co. (Railroads)                           58,103              2,805,213
    Nortel Networks Corp. (Telecommunications)                          70,700                530,250
                                                                                         ------------
                                                                                         $  3,992,103
-----------------------------------------------------------------------------------------------------
  Finland - 0.5%
    Nokia Corp., ADR (Telecommunications)                              115,000           $  2,820,950
-----------------------------------------------------------------------------------------------------
  France - 1.2%
    Sanofi-Synthelabo S.A. (Medical Products/
      Pharmaceuticals)                                                  34,700           $  2,587,704
    Total Fina Elf S.A., "B" (Oils)                                     12,100              1,727,153
    Total Fina S.A., ADR (Oils)                                         29,700              2,086,128
                                                                                         ------------
                                                                                         $  6,400,985
-----------------------------------------------------------------------------------------------------
  Germany
    Munchener Ruckvers AG (Financial Services)                           1,300           $    352,787
-----------------------------------------------------------------------------------------------------
  Israel - 0.1%
    Check Point Software Technologies Ltd. (Computer
    Software Services)*                                                 14,000           $    558,460
-----------------------------------------------------------------------------------------------------
  Japan - 0.1%
    Fast Retailing Co. (Apparel & Textiles)                              4,500           $    400,596
-----------------------------------------------------------------------------------------------------
  Netherlands - 0.2%
    Akzo Nobel N.V. (Chemicals)                                         26,880           $  1,199,613
-----------------------------------------------------------------------------------------------------
  Switzerland - 1.0%
    Nestle S.A. (Food and Beverage Products)*                            8,209           $  1,751,544
    Novartis AG (Medical and Health Products)                           35,100              1,269,363
    Syngenta AG (Chemical)*                                             43,652              2,262,716
                                                                                         ------------
                                                                                         $  5,283,623
-----------------------------------------------------------------------------------------------------
  United Kingdom - 1.4%
    BP Amoco PLC, ADR (Oils)                                            83,944           $  3,904,235
    Diageo PLC (Food and Beverage Products)*                           241,860              2,759,619
    Reuters Group PLC, ADR (Business Services)                          14,650                878,854
                                                                                         ------------
                                                                                         $  7,542,708
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                     $ 30,851,533
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $507,603,155)                                             $514,040,299
-----------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.5%
-----------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    American Express Credit Corp., 1.77s, due 1/02/02                  $ 4,110           $  4,109,798
    General Electric Capital Corp., 1.82s, due 1/02/02                   6,202              6,201,686
    General Motors Acceptance Corp., 2.65s, due 1/18/02                  3,900              3,895,120
    Salomon Smith Barney Holdings, Inc., 1.81s, due 1/
      15/02                                                              3,300              3,297,677
    Salomon Smith Barney Holdings, Inc., 1.83s, due 1/
      16/02                                                              1,900              1,898,551
-----------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                          $ 19,402,832
-----------------------------------------------------------------------------------------------------
Repurchase Agreement - 2.0%
-----------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/01, due 1/02/02, total to be received $10,867,081
      (secured by various U.S.
      Treasury obligations), at Cost                                   $10,866           $ 10,866,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $537,871,987)                                        $544,309,131
Other Assets, Less Liabilities - 0.5%                                                       2,509,668
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $546,818,799
-----------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $537,871,987)            $544,309,131
  Cash                                                                    3,446
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         6,793,680
  Receivable for investments sold                                     8,217,167
  Receivable for series shares sold                                   1,058,163
  Dividends and interest receivable                                     488,738
  Other assets                                                            1,529
                                                                   ------------
      Total assets                                                 $560,871,854
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  7,065,136
  Payable for series shares reacquired                                   60,984
  Collateral for securities loaned, at value                          6,793,680
  Payable to affiliates -
    Management fee                                                       33,983
    Shareholder servicing agent fee                                       1,352
    Distribution fee                                                        726
  Accrued expenses and other liabilities                                 97,194
                                                                   ------------
      Total liabilities                                            $ 14,053,055
                                                                   ------------
Net assets                                                         $546,818,799
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $610,185,520
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      6,436,970
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (72,486,137)
  Accumulated undistributed net investment income                     2,682,446
                                                                   ------------
      Total                                                        $546,818,799
                                                                   ============
Shares of beneficial interest outstanding                           31,945,909
                                                                    ==========
Initial Class of shares:
Net asset value per share
  (net assets of $502,722,650 / 29,362,608 shares of beneficial
     interest outstanding)                                           $17.12
                                                                     ======
Service Class of shares:
Net asset value per share
  (net assets of $44,096,149 / 2,583,301 shares of beneficial
  interest outstanding)                                              $17.07
                                                                     ======
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  6,285,599
    Interest                                                          1,134,767
    Foreign taxes withheld                                              (97,378)
                                                                   ------------
      Total investment income                                      $  7,322,988
                                                                   ------------
  Expenses -
    Management fee                                                 $  3,831,029
    Trustees' compensation                                               16,100
    Shareholder servicing agent fee                                     178,781
    Distribution fee (Service Class)                                     47,606
    Administrative fee                                                   56,444
    Custodian fee                                                       221,740
    Printing                                                            129,802
    Postage                                                                  23
    Auditing fees                                                        35,143
    Legal fees                                                            7,434
    Miscellaneous                                                       115,982
                                                                   ------------
      Total expenses                                               $  4,640,084
    Fees paid indirectly                                                (40,745)
                                                                   ------------
      Net expenses                                                 $  4,599,339
                                                                   ------------
        Net investment income                                      $  2,723,649
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $(68,880,218)
    Foreign currency transactions                                       (39,918)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(68,920,136)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(22,550,353)
    Translation of assets and liabilities in foreign currencies           7,663
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(22,542,690)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(91,462,826)
                                                                   ------------
          Decrease in net assets from operations                   $(88,739,177)
                                                                   ============
See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                  2001                     2000
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  2,723,649             $  2,537,937
  Net realized gain (loss) on investments and foreign
    currency transactions                                         (68,920,136)               9,943,869
  Net unrealized loss on investments and foreign currency
    translation                                                   (22,542,690)             (14,030,521)
                                                                 ------------             ------------
    Decrease in net assets from operations                       $(88,739,177)            $ (1,548,715)
                                                                 ------------             ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                     $ (2,414,094)            $ (1,847,164)
  From net investment income (Service Class)                          (71,344)                  --
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                          (8,894,050)              (3,354,074)
  From net realized gain on investments and foreign
    currency transactions (Service Class)                            (281,137)                  --
  In excess of net realized gain on investments and foreign
    currency transactions (Initial Class)                          (3,496,579)                  --
  In excess of net realized gain on investments and foreign
    currency transactions (Service Class)                            (110,525)                  --
                                                                 ------------             ------------
      Total distributions declared to shareholders               $(15,267,729)            $ (5,201,238)
                                                                 ------------             ------------
Net increase in net assets from series share transactions        $149,536,951             $117,276,241
                                                                 ------------             ------------
      Total increase in net assets                               $ 45,530,045             $110,526,288
Net assets:
  At beginning of year                                            501,288,754              390,762,466
                                                                 ------------             ------------
  At end of year (including accumulated undistributed net
    investment income of $2,682,446 and $2,485,338,
    respectively)                                                $546,818,799             $501,288,754
                                                                 ============             ============
See notes to financial statements.

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------
INITIAL CLASS SHARES                               2001               2000             1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of year              $21.00             $21.31           $20.11           $16.44           $12.98
                                                 ------             ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                       $ 0.10             $ 0.12           $ 0.12           $ 0.13           $ 0.16
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (3.40)             (0.16)            1.22             3.54             3.70
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $(3.30)            $(0.04)          $ 1.34           $ 3.67           $ 3.86
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                     $(0.09)            $(0.10)          $(0.06)            --             $(0.07)
  From net realized gain on investments
    and foreign currency transactions             (0.35)             (0.17)           (0.08)            --              (0.29)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  (0.14)              --               --               --              (0.04)
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(0.58)            $(0.27)          $(0.14)            --             $(0.40)
                                                 ------             ------           ------           ------           ------
Net asset value - end of year                    $17.12             $21.00           $21.31           $20.11           $16.44
                                                 ======             ======           ======           ======           ======
Total return                                     (15.95)%            (0.15)%           6.69%           22.32%           29.78%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       0.90%              0.87%            0.88%            0.95%            1.00%
  Net investment income                            0.54%              0.58%            0.56%            0.73%            0.93%
Portfolio turnover                                   84%                71%              72%              57%              42%
Net assets at end of year (000 Omitted)        $502,723           $492,481         $390,762         $244,310          $58,045

  (S) Prior to October 2, 1998, subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. In consideration, the series paid the investment adviser a fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income                      --                 --               --             $ 0.14           $ 0.13
        Ratios (to average net assets):
          Expenses##                               --                 --               --               0.88%            1.10%
          Net investment income                    --                 --               --               0.80%            0.82%
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED                PERIOD ENDED
SERVICE CLASS SHARES                                         DECEMBER 31, 2001          DECEMBER 31, 2000*
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                   $20.97                      $20.90
                                                                        ------                      ------
Income from investment operations# -
  Net investment income                                                 $ 0.05                      $ 0.05
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     (3.37)                       0.02(+++)
                                                                        ------                      ------
      Total from investment operations                                  $(3.32)                     $ 0.07
                                                                        ------                      ------
Less distributions declared to shareholders -
  From net investment income                                            $(0.09)                       --
  From net realized gain on investments and foreign currency
    transactions                                                         (0.35)                       --
  In excess of net realized gain on investments and foreign
    currency transactions                                                (0.14)                       --
                                                                        ------                      ------
      Total distributions declared to shareholders                      $(0.58)                     $ --
                                                                        ------                      ------
Net asset value - end of period                                         $17.07                      $20.97
                                                                        ======                      ======
Total return                                                            (16.10)%                     (0.62)%(++)
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              1.10%                       1.10%(+)
  Net investment income                                                   0.30%                       0.36%(+)
Portfolio turnover                                                          84%                         71%
Net assets at end of period (000 Omitted)                              $44,096                      $8,808

  * For the period from the inception of the Service Class of shares, May 1, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Investors Trust Series (the series), formerly known as MFS Growth with Income Series, is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2001, there were 103 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2001, the value of securities loaned was $6,546,111. These loans were collateralized by cash of $6,793,680 which was invested in the following short-term obligations:

                                                      SHARES               VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       6,793,680          $6,793,680

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency- denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date.

The series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series custodian fees were reduced by $30,551 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the fund series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series custodian fees were reduced by $10,194 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, real estate investment trusts, and capital losses.

The tax character of distributions paid for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                     DECEMBER 31, 2001        DECEMBER 31, 2000
-------------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                        $ 3,360,262               $1,847,164
    Long-term capital gain                  11,907,467                3,354,074
                                           -----------               ----------
    Total Distributions Paid               $15,267,729               $5,201,238
                                           ===========               ==========

During the year ended December 31, 2001, accumulated undistributed net investment income decreased by $41,103 and accumulated undistributed net realized gain on investments and foreign currency transactions increased by $41,103 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                             $ 2,682,446
Capital loss carryforward                                  62,883,433
Unrealized loss                                            (3,165,736)

At December 31, 2001, the series, for federal income tax purposes, had a capital loss carryforward of $62,883,433 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009, ($62,883,433).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the year ended December 31, 2001 were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $530,196,371 and $405,358,652, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $547,474,693
                                                                 ------------
Gross unrealized depreciation                                    $(33,512,509)
Gross unrealized appreciation                                      30,346,947
                                                                 ------------
    Net realized depreciation                                    $ (3,165,562)
                                                                 ============

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                       YEAR ENDED DECEMBER 31, 2001        YEAR ENDED DECEMBER 31, 2000
                                      -----------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            9,463,136       $173,031,751        8,759,558       $184,516,509
Shares issued to shareholders in
  reinvestment of distributions          787,485         14,804,721          246,386          5,201,213
Shares reacquired                     (4,339,529)       (76,948,155)      (3,890,444)       (81,352,936)
                                      ----------       ------------       ----------       ------------
    Net increase                       5,911,092       $110,888,317        5,115,500       $108,364,786
                                      ==========       ============       ==========       ============

Service Class shares
                                       YEAR ENDED DECEMBER 31, 2001     PERIOD ENDED DECEMBER 31, 2000*
                                      -----------------------------     -------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            2,483,925       $ 44,189,173          460,085       $  9,767,975
Shares issued to shareholders in
  reinvestment of distributions           24,667            463,001            --                --
Shares reacquired                       (345,260)        (6,003,540)         (40,116)          (856,520)
                                      ----------       ------------       ----------       ------------
    Net increase                       2,163,332       $ 38,648,634          419,969       $  8,911,455
                                      ==========       ============       ==========       ============

* For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2001, was $6,630. The, series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Investors Trust Series:

We have audited the accompanying statement of assets and liabilities of MFS Investors Trust Series, (the Series) (formerly known as MFS Growth with Income Series), (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Investors Trust Series as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2002

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

(c) 2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500
Boylston Street, Boston, MA 02116.                               VGI-2 2/02 127M